UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 24, 2019

eBay Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37713	77-0430924
(State of Incorporation)	(Commission File Number)	(IRS employer Identification No.)

2025 Hamilton Avenue

San Jose, California 95125

(Address of principal executive offices)

(408) 376-7008

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange which registered
Common stock	EBAY	The Nasdaq Global Select Market
6.00% Notes due 2056	EBAYL	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On November 24, 2019, eBay Inc., a Delaware corporation (“eBay”), and eBay International AG, a subsidiary of eBay (together with eBay, the “Sellers”), entered into a Stock Purchase Agreement (the “Purchase Agreement”) with PUG LLC, a Delaware limited liability company (“Purchaser”), and, solely for the purposes set forth therein, Pugnacious Endeavors, Inc., a Delaware corporation (“Purchaser Guarantor”), pursuant to which Purchaser will acquire the StubHub business (the “Business”) of eBay by means of a sale of all of the outstanding equity interests of certain subsidiaries held by the Sellers which operate the Business.

Pursuant to the Purchase Agreement, Purchaser will pay a purchase price of $4.05 billion in cash, subject to certain adjustments specified therein, including for indebtedness, cash, working capital and transaction expenses of the Business at the closing of the transaction (the “Transaction”). Purchaser Guarantor has agreed to guarantee the obligations of Purchaser under the Purchase Agreement.

Each party’s obligation to consummate the Transaction pursuant to the Purchase Agreement is subject to customary closing conditions as set out therein, including, among others, (i) subject to certain exceptions, the accuracy of the representations and warranties of the parties; (ii) performance in all material respects by each of the parties of its covenants and agreements; (iii) the receipt of required regulatory clearance; and (iv) the absence of any law or order from any governmental entity prohibiting consummation of the Transaction.

Pursuant to the Purchase Agreement, eBay and Purchaser will enter into certain ancillary agreements at the closing of the Transaction, including agreements relating to intellectual property matters and transition services.

The Purchase Agreement contains customary representations, warranties and covenants by each party that are subject, in some cases, to specified exceptions and qualifications contained in the Purchase Agreement.

The Purchase Agreement also includes certain termination rights, including (i) by either eBay or Purchaser, if the Transaction is not consummated on or before November 24, 2020 (the “Outside Date”), (ii) by either eBay or Purchaser, if any law or order from a governmental entity permanently prohibits consummation of the Transaction, (iii) by either eBay or Purchaser, if the other party is in material breach of its respective representations and warranties or covenants under the Agreement such that a closing condition is not satisfied (subject to a cure period), or (iv) by eBay, if Purchaser fails to consummate the Transaction after all closing conditions have been satisfied.

The Purchase Agreement provides that, in connection with the termination of the Agreement by eBay under certain specified circumstances, including as a result of the parties’ failure to obtain required regulatory approvals or Purchaser’s failure to consummate the Transaction after all closing conditions have been satisfied, eBay will be entitled to receive a termination fee of $200 million. Certain investment funds affiliated with Madrone Capital Partners, Bessemer Venture Partners, Declaration Partners and WestCap Group have provided a limited guaranty to eBay guaranteeing the payment of the termination fee and certain other obligations of Purchaser under the Purchase Agreement.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is attached hereto as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference. The Purchase Agreement has been included to provide eBay’s stockholders with information regarding its terms. It is not intended to provide any other information about eBay or Purchaser or their respective subsidiaries and affiliates. The Purchase Agreement contains representations and warranties by each of the Sellers, Purchaser and Purchaser Guarantor. These representations and warranties were made solely for the benefit of the other parties to the Purchase Agreement and (i) may have been used for purposes of allocating risk between the respective parties rather than establishing matters as facts, (ii) may have been qualified in the Purchase Agreement by confidential disclosure schedules that were delivered to the other parties in connection with the signing of the Purchase Agreement, which disclosure schedules may contain information that modifies, qualifies and creates exceptions to the representations, warranties and covenants set forth in the Purchase Agreement, (iii) may be subject to a contractual standard of materiality applicable to the parties that differs from what a stockholder may view as material and (iv) may have been made only as of the date of the Purchase Agreement or as of another date or dates as may be specified in the Purchase Agreement, and information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in eBay’s public disclosures, if at all. Accordingly, stockholders should not rely upon representations and warranties or any descriptions thereof as characterizations of the actual state of facts or condition of eBay or Purchaser or their respective subsidiaries and affiliates.

Item 8.01	Other Events

On November 25, 2019, eBay issued a press release announcing the entry into the Purchase Agreement. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this Item 8.01 by reference herein.

This information that is furnished shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. Such information shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Cautions Regarding Forward Looking Statements

Certain statements herein are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. Such forward-looking statements are often identified by words such as “anticipate,” “approximate,” “believe,” “commit,” “continue,” “could,” “estimate,” “expect,” “hope,” “intend,” “may,” “outlook,” “plan,” “project,” “potential,” “should,” “would,” “will” and other similar words or expressions. Such forward-looking statements reflect eBay’s current expectations or beliefs concerning future events and actual events may differ materially from historical results or current expectations. The reader is cautioned not to place undue reliance on these forward-looking statements, which are not a guarantee of future performance and are subject to a number of uncertainties, risks, assumptions and other factors, many of which are outside the control of eBay. The forward-looking statements in this document address a variety of subjects including, for example, the closing of the Transaction and the potential benefits of the Transaction. The following factors, among others, could cause actual results to differ materially from those described in these forward-looking statements: the possibility that regulatory and other approvals and conditions to the Transaction are not received or satisfied on a timely basis or at all; the possibility that eBay may not fully realize the projected benefits of the Transaction; changes in the anticipated timing for closing the Transaction; business disruption during the pendency of or following the Transaction; diversion of management time on Transaction-related issues; the reaction of customers and other persons to the Transaction; and other events that could adversely impact the completion of the Transaction, including industry or economic conditions outside of our control. In addition, actual results are subject to other risks and uncertainties that relate more broadly to eBay’s overall business, including those more fully described in eBay’s filings with the Securities and Exchange Commission (“SEC”), including its annual report on Form 10-K for the fiscal year ended December 31, 2018 and subsequent quarterly reports on Form 10-Q. The forward-looking statements in this document speak only as of this date. We undertake no obligation to revise or update publicly any forward-looking statement, except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following materials are attached as exhibits to this Current Report on Form 8-K:

Exhibit Number	Description

2.1	Stock Purchase Agreement, dated as of November 24, 2019, by and among eBay Inc., eBay International AG, PUG LLC, and, solely for the purposes set forth therein, Pugnacious Endeavors, Inc.*

99.1	Press Release

104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL (included as Exhibit 101)

*	Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the U.S. Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eBay Inc.
(Registrant)

Date: November 25, 2019		/s/ Marc D. Rome
	Name:	Marc D. Rome
	Title:	Vice President & Deputy General Counsel, Corporate & Assistant Secretary